                                                                    EXHIBIT 99.3

No. 1

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE APPLICABLE SECURITIES UNDER THE ACT AND ANY STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION.


                           YOU BET INTERNATIONAL, INC.

                        WARRANT TO PURCHASE COMMON STOCK

                                                                   June 29, 1998

         YOU BET INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby certifies that for value received ROBERT M. FELL LIVING TRUST (the "Holder"), or its assigns is entitled to purchase from the Company at any time (subject to Section 1 hereof) but prior to 5:00 p.m. Los Angeles time on June 29, 2008, or if such date is a day on which banking institutions in the State of California are authorized to close, the next succeeding day which shall not be such a day (the "Termination Date"), One Million Two Hundred Thousand (1,200,000) shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company for the price set forth in Section 6.1 hereof (subject to adjustment as provided herein), all on the terms and conditions set forth herein. The shares of Common Stock which may be purchased upon the exercise of the Warrant are sometimes referred to herein as the "Warrant Shares."

        Section 1. Exercisability of Warrants. The Warrants shall become exercisable as follows:

                (a) On and after the date hereof Holder shall be entitled to purchase 200,000 Warrant Shares.

                (b) On and after the six month anniversary of the date hereof, Holder shall be entitled to purchase an additional 200,000 Warrant Shares.

                (c) On and after the 12 month anniversary of the date hereof, Holder shall be entitled to purchase an additional 200,000 Warrant Shares.

                (d) On and after the 18 month anniversary of the date hereof, Holder shall be entitled to purchase an additional 200,000 Warrant Shares.

                (e) On and after the 24 month anniversary of the date hereof, Holder shall be entitled to purchase an additional 200,000 Warrant Shares.

                (f) On and after the 30 month anniversary of the date hereof, Holder shall be entitled to purchase an additional 200,000 Warrant Shares.

Notwithstanding the foregoing, immediately prior to (i) any merger involving the Company in which the Company is not the surviving corporation, (ii) the consummation of a tender offer or reorganization, (iii) the sale of all or substantially all the assets of the Company, or (iv) any dissolution or liquidation of the Company, Holder shall be entitled to purchase all Warrant Shares which have not been purchased. The number of shares of Common Stock issuable upon exercise of this Warrant as provided in paragraphs (a) through (f) above and the Exercise Price thereof shall be subject to adjustment as provided in Section 6 hereof.

        Section 2. Transfer or Exchange of Warrant.

                2.1 Warrant Register. This Warrant shall be numbered and shall be registered in a warrant register. The Company shall be entitled to treat the registered owner of this Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person.

                2.2 Transfer. Subject to the terms hereof, this Warrant shall be transferable only on the books of the Company, maintained at its principal office, upon delivery of this Warrant duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon each registration of transfer, the Company shall deliver a new Warrant of like tenor to the person entitled thereto.

        Section 3. Exercise of Warrant.

                3.1 Method of Exercise.

                (a) Subject to compliance by the Company and Holder of all applicable federal and state securities laws, this Warrant shall be exercised by surrender to the Company, at its principal offices, of (i) this Warrant, (ii) the purchase form attached hereto duly completed and signed, (iii) the investment representations set forth on Exhibit A hereto, and (iv) payment of the Exercise Price (as defined herein) for the portion of the Warrant to be exercised. Payment of the Exercise Price, shall be made in cash or by certified bank check.

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        In addition, at the election of the Holder, in lieu of paying the
        Exercise Price in cash or by certified bank check, this Warrant may be exercised by reducing the number of Warrant Shares received upon such exercise (a "Cashless Exercise"). The number of Warrant Shares delivered upon a Cashless Exercise shall be determined based on the formula:

                                         N =  E
                                             ---
                                             FMV

         where:

         N   =    the number of Warrant Shares which would otherwise have been received but are not to be received upon a Cashless Exercise.

         E   =    the aggregate Exercise Price for the number of Warrant Shares being exercised that would have been paid without the Cashless
                  Exercise.

         FMV = the average closing price of the Common Stock on the principal market or the facilities of NASDAQ National Market for the ten trading days prior to the date of the Notice of Exercise (or if the Common Stock is not listed on an exchange or on the facilities of NASDAQ National Market, the average of the closing bid and cash prices for the ten trading days prior to the date of the Notice of Exercise).

         For example, if the Holder is exercising the Warrant with respect to 100,000 Warrant Shares with an Exercise Price of $2.50 per share through a Cashless Exercise when the fair market value of the Common Stock is $20.00 per share, upon such Cashless Exercise the Holder will receive 87,500 Warrant Shares rather than 100,000.

                  (b) In the event that this Warrant is exercised in respect of fewer than all of the Warrant Shares purchasable on such exercise, a new Warrant evidencing a right to purchase the remainder of the Warrant Shares will be issued with the same Termination Date, and otherwise of like tenor as this Warrant.

                  (c) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this restriction, be issuable upon the exercise of this Warrant, in lieu of delivering such fractional share, the Company shall pay to the holder of this Warrant an amount in cash equal to the same fraction times the fair market value (determined in accordance with Section 3.1(a) above) immediately prior to the exercise of this Warrant.


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

                3.2 Issuance of Warrant Shares. Upon surrender of this Warrant and payment of the Exercise Price as aforesaid and delivery of the required investment representations to the Company in accordance with Section 3.1 hereof, and within ten (10) days thereof, the Company shall issue and cause to be delivered to the Holder exercising this Warrant, a certificate or certificates for the number of Warrant Shares so purchased upon the exercise of the Warrants, together with a new Warrant representing the portion of this Warrant not exercised, if any. The Warrant shall be deemed to have been exercised and such share certificate or certificates shall be deemed to have been issued, and the Holder shall be deemed for all purposes to have become holder of record of shares of Common Stock, as of the date this Warrant is surrendered for exercise. All Warrant Shares will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. Each such certificate representing the Warrant Shares shall bear the following legend:

                  "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION."

                  The certificates shall also contain such legends as may be required by applicable state securities laws and other applicable laws.

        Section 4. Mutilated or Missing Warrant Certificate. In the event this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Holder, issue and deliver, in exchange and substitution for this Warrant, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and reasonable and customary indemnity, if requested, also satisfactory to the Company. An applicant for such a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

        Section 5. Certain Covenants

                5.1 Reservation of Common Stock. The Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), of the Company provides, and shall at all times provide so long as this Warrant remain outstanding, for the issuance of Common Stock sufficient to provide for the exercise of the rights represented by this Warrant.

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

The Company shall reserve for issuance a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

                5.2 No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other agreement or voluntary act, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company which is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the Exercise Price, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of this Warrant from time to time, (c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holder thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends or in any such distribution of assets (provided that the foregoing shall not prohibit issuance of up to 400,000 shares of Series A Preferred Stock which may be issued by the Company as contemplated by the Private Placement Memorandum dated May 18, 1998), and (d) will not consolidate with or merge into any other person or permit any such person to consolidate with or merge in the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

        Section 6. Exercise Price; Anti-Dilution Provisions.

                6.1 Exercise Price. The Warrant Shares shall be purchasable upon exercise of the Warrant at an initial exercise price equal to $2.50 per share (the "Exercise Price").

                6.2 Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time, the holders of Common Stock (or other securities which the holder of this Warrant shall be entitled to receive upon exercise of this Warrant (the "Other Securities")) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

                (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

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


                (c)other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in Section 6.4 hereof), then and in each such case the Holder, on the exercise hereof shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions
(b) and (c) of this Section 6.2) which the Holder would hold on the date of such exercise if on the date hereof the Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 6.2) receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 6.

                6.3 Adjustment for Reorganization, Consolidation, Merger, etc.

                (a) Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (i) effect a reorganization, (ii) consolidate with or merge into any other person, or
        (iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder, on the exercise hereof at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Shares (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in this Section 6; provided that if any such reorganization, consolidation or merger is part of a series of transactions, then the Holder upon exercise of this Warrant shall be entitled to receive the stock and other securities and property (including cash) to which the Holder would have been entitled to receive if Holder had so exercised this Warrant immediately prior to the first transaction in such series.

                (b) Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock

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

        and other securities and property (including cash, where applicable) receivable upon exercise of this Warrant after the effective date of such dissolution pursuant to this Section 6.3 to a bank or trust company having its principal office in Los Angeles, California, as trustee for the holder of this Warrant.

                (c) Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6.3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 5.2.

                6.4 Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 6.4. The number of Warrant Shares that the holder of this Warrant shall thereafter be entitled to receive on the exercise hereof shall be increased to a number determined by multiplying the number of Warrant Shares that would otherwise (but for the provisions of this Section 6.4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 6.4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

                6.5 Chief Financial Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the Warrant Shares (or Other Securities) issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, and (b) the Exercise Price and the number of Warrant Shares (or Other Securities) to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant and the Company will, on the written request at any time of the holder of this Warrant, furnish to such holder a like certificate setting forth the Exercise Price at the time in effect an showing how it was calculated.

        Section 7. Restrictions on Transfer of Warrant Shares. The Warrant Shares shall not be transferred without the Company's consent until twelve (12) months after the date the applicable Warrant Shares were first able to be purchased pursuant to Section 1 of this Warrant; provided that the foregoing restriction shall not apply to any transfer (i) in connection with any merger, tender offer, reorganization, dissolution, liquidation or sale by the Company of all or substantially all of its assets, or (ii) to a Permitted Transferee. As used herein, "Permitted Transfer" shall mean any officer, director, shareholder, member, partner or affiliate of the Holder or any family member of any of them.

        Section 8. Holder Not a Shareholder. Holder, shall not be, and shall not have any of the rights or privileges of a shareholder of the Company with respect to the Warrant Shares unless and until the Warrant is surrendered for exercise pursuant to Section 3 hereof. Notwithstanding the foregoing, the Company will transmit to the Holder such information, documents and reports as are generally delivered to the owners of Common Stock concurrently with the distribution thereof to such owners.

        Section 9. Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be either delivered in person, sent by fax, Federal Express or other overnight delivery service, or United States mail, registered or certified mail, postage prepaid, return receipt requested, and addressed as follows:

To the Company:                          You Bet International, Inc.
                                         1950 Sawtelle Boulevard
                                         Suite 180
                                         Los Angeles, CA 90025
                                         Attention:  Chief Executive Officer
                                         Fax: (310) 444-3390

To Holder:                               Robert M. Fell Living Trust
                                         10550 Wilshire Boulevard
                                         Suite 1105
                                         Los Angeles, CA 90024
                                         Attention:  Robert M. Fell, Trustee
                                         Fax: (310) 475-3480
or such other fax number or address as either party may from time to time specify in writing to the other in the manner aforesaid. If sent by fax, such notices or other communications shall be deemed delivered upon electronic confirmation of receipt. If personally delivered, such notices or other communications shall be deemed delivered upon delivery. If sent by Federal Express or overnight delivery, such notices or other communications shall be deemed delivered on the business day following the date of delivery of such notices or other communications to Federal Express or such other overnight delivery service. If sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, such notices or other communications shall be deemed delivered upon delivery or refusal to accept delivery as indicated on the return receipt.

        Section 10. Assignment. This Warrant shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

        Section 11. Notices of Record Date, etc. In the event of

                (a) any dividend or other distribution by the Company or any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property of the Company, or to receive any other right, or

                (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and prior to each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right and the date on which the holders of Common Stock will be entitled thereto, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

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

        Section 12. Applicable Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware applicable to contracts made and performed in that State.

        Section 13. Benefits of this Warrant. Nothing in this Warrant shall be construed to give to any person, corporation or other entity, other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

        Section 14. Entire Understanding. This Warrant contains the entire terms of the Holders rights hereunder and supersedes all prior agreements, understandings and arrangements with respect to the matters herein. This Warrant cannot be modified except by a written instrument signed by the company and the Holder.

        Section 15. Attorneys' Fees. Should an action be instituted by either of the parties hereto in any court of law or equity pertaining to the interpretation or enforcement of any of the provisions of this Warrant, the prevailing party shall be entitled to recover, in addition to any judgment or decree rendered therein, all court costs and reasonable attorneys' fees and expenses.

                            [Signature page follows]


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




         IN WITNESS WHEREOF, the Company has executed this Warrant or caused this Warrant to be duly executed as of the day and year first above written.


                                      YOU BET INTERNATIONAL, INC.
                                      a Delaware corporation


                                      By: ______________________________________
                                      Name:
                                      Title:


                                      By: ______________________________________
                                      Name:
                                      Title:

                                  Purchase Form


                                                      ____________________, 19__


To:      You Bet International, Inc.

         Reference is made to the Warrant to Purchase Common Stock dated April __, 1998 (the "Warrant"), a copy of which is annexed hereto. Terms defined therein are used herein as therein defined.

         The undersigned, pursuant to the provisions set forth in the Warrant, hereby irrevocably elects and agrees to purchase _______ shares of Common Stock, and

______           makes payment herewith in full therefor at the Exercise Price
(initial if      of $___________ or
applicable)


______           elects to have a Cashless Exercise.
(initial if
applicable)

If said number of shares is less than all of the shares purchasable hereunder, the undersigned hereby requests that a new Warrant Certificate representing the remaining balance of the shares be registered in the name of the undersigned, whose address is set forth below.


                                         [NAME OF WARRANT HOLDER]

                                         By:____________________________________

                                         Name:__________________________________

                                         Title:_________________________________


                                         [ADDRESS OF WARRANT HOLDER]


                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------

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

                                    EXHIBIT A


                               ____________, 19__




YOU BET INTERNATIONAL, INC.

---------------------------

---------------------------

        Re: Warrant Exercise

Gentlemen:

        In connection with the exercise of that certain Warrant No. __ dated as of ___________________ (the "Warrant") of You Bet International, Inc., a Delaware corporation (the "Company"), by the undersigned on the date hereof, and pursuant to Section 3.1 of the Warrant, the undersigned (the "Warrantholder"), hereby represents and warrants to the Company as follows:

        1. Restricted Securities. Warrantholder is acquiring the securities issuable upon the exercise of the Warrant (the "Securities") for investment for its own account and not with a view to or for resale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Act"). Warrantholder understands that the Securities have not been registered under the Act or under any state securities laws by reason of an exemption from the registration provisions of the Act and the applicable state securities laws which exemption depends upon, among other things, the representations and warranties of Warrantholder set forth herein. Accordingly, the Securities are "restricted securities" under the Act and Warrantholder acknowledges that the Securities must be held indefinitely unless they are subsequently registered under the Act and all applicable state laws or an exemption from such registration is available. Because the Company is presently under a limited obligation to register the Securities under the Act and applicable state securities laws, Warrantholder may be required to dispose of the Securities in private transactions which are exempt from registration under the Act, in which event the transferees will acquire "restricted securities" subject to the same limitations as in the hands of the Warrantholder. Warrantholder has been advised or is aware of the provisions of Rule 144 promulgated under the Act, which permits limited resales of securities purchased in a "private placement" subject to the satisfaction of certain conditions and that such Rule may cease to be available for resale of the Securities.

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

        2. Legend. Warrantholder is aware that the Securities will bear the following legend:

           "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION."

        3. Access to Data. Warrantholder is familiar with, and has been given access to, all information concerning the business and financial condition, properties, operations and prospects of the Company that Warrantholder deems relevant. Warrantholder acknowledges that it has had an opportunity to discuss with representatives of the Company, the Company's business and financial condition, properties, operations and prospects and such other matters as Warrantholder deemed appropriate in connection with its investment in the Securities. Warrantholder is aware of the Company's business affairs and financial condition, and that any return on the Warrantholder's investment is highly speculative.

        4. Ability to Bear Risk. The Warrantholder is able to bear the economic risk of an investment in the Securities including, without limiting the generality of the foregoing, the risk of losing part of or all its investment and possible inability to sell or transfer the Securities for an indefinite period of time.

        5. Accredited Investor. The Warrantholder is an accredited investor as that term is defined under Rule 501(a) of Regulation D promulgated under the Act. By reason of the Warrantholder's or the Warrantholder's offeree representative's knowledge and experience in financial and business matters in general, and investments of this type in particular, the Warrantholder is capable of evaluating the merits and risks of making the investment in the Securities.

        6. No Advertising. Neither the Company nor any person acting on behalf of the Company has offered or sold the Securities to Warrantholder by means of any form of general solicitation or general advertising. Warrantholder has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the Securities and Warrantholder will not do so in the future.

                                            Very truly yours,



                                            ------------------------------------



                                      -15-